Exhibit 99.1

For More Information, please contact:
First National Bancshares, Inc.:
Jerry Calvert
President & CEO
864.594.5691

Media Contact:
Reed Byrum, APR
Byrum Innovation Group, Inc.
864.567.7468
reedbyrum@byruminnovation.com

FIRST NATIONAL BANCSHARES RECEIVES NASDAQ NOTICE

SPARTANBURG, SC, April 22, 2009 -- First National Bancshares, Inc., has received a notice from the NASDAQ Stock Market that indicates the Company is not in compliance with the requirements for continued listing, because it did not file its Annual Report on Form 10-K for the year ended December 31, 2008, by April 15, 2009, the end of a 15-day filing grace period.

“This was a non-disruptive, procedural action by the NASDAQ Market for us, because our intention is to file the Company’s Form 10-K shortly,” First National Bancshares President and CEO Jerry Calvert said. “Once we file our Form 10-K, we anticipate we will be back in compliance with NASDAQ market rules."

About First National Bancshares
First National Bancshares, Inc., (NASDAQ: FNSC) is an $817.7-million asset bank holding company, based in Spartanburg, South Carolina.  It provides a wide range of financial services to consumer and commercial customers through its wholly owned banking subsidiary, First National Bank of the South, which has 12 full-service branches in five South Carolina counties.  A thirteenth office is expected to open its doors in the Fort Mill/Tega Cay community of York County in the second quarter of 2009.  Additional information is available online at www.fnbwecandothat.com.

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FORWARD-LOOKING STATEMENTS

Certain statements in this press release contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements concerning the company's intention to file its SEC Form 10-K are not historical facts and are thus prospective. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements, including, but not limited to: changes in worldwide and U.S. economic conditions, the effects of changes in interest rates, volatile credit and financial markets, a further downturn in the economy or real estate markets, branch construction delays, greater than expected non-interest expenses or excessive loan losses, deterioration in real estate values, greater than anticipated losses on nonperforming assets, including but not limited to impairment of other real estate owned, and uncertainties associated with the merger. These risks are exacerbated by the recent developments in national and international financial markets, and we are unable to predict what effect these uncertain market conditions will have on our company. During 2008, the capital and credit markets have experienced extended volatility and disruption. In the last 150 days, the volatility and disruption have reached unprecedented levels. There can be no assurance that these unprecedented recent developments will not materially and adversely affect our business, financial condition and results of operations. For a more detailed description of certain factors, many of which are beyond First National's control, that could cause or contribute to our actual results differing materially from future results expressed or implied by our forward-looking statements, please see First National's filings with the Securities and Exchange Commission.

Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. Forward-looking statements are based on management's estimates and assumptions with respect to future events and financial performance and are inherently uncertain and difficult to predict. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of forward-looking information should not be construed as a representation that the future events, plans, or expectations contemplated by our company will be achieved. First National does not intend to and assumes no responsibility for updating or revising any forward-looking statement contained in this press release, whether as a result of new information, future events or otherwise.

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